Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A (Amendment No. 2) of Vantage Drilling Company (the “Company”) for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas G. Smith, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 11 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 22, 2009

/s/ Douglas G. Smith
Douglas G. Smith Chief Financial Officer and Treasurer